SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 17, 2003
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                         FRONTIER FINANCIAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


       Washington                    000-15540                91-1223535
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(State of other jurisdiction        (Commission           (IRS Employer Identi-
     of incorporation)              File Number)            fication Number)


               332 SW Everett Mall Way, Everett, Washington 98204
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                (Address of principal executive offices/Zip Code)


        Registrants telephone number, including area code: (425) 514-0700
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    Item 5.     Other Events

                On April 16, 2003, the Board of Directors of Frontier Financial Corporation announced an executive realignment. Please see attached press release.

    Item 7.     Exhibits

                   99                      Press Release





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                     Dated:       April 17, 2003
                            ---------------------

                            FRONTIER FINANCIAL CORPORATION

                            By: /s/ Robert J. Dickson
                               ----------------------------------------
                                    Robert J. Dickson
                           Its:     President & CEO